Exhibit 10.1

Execution Version

AMENDMENT NO. 5 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 12, 2025 by and between Claros Mortgage Trust, Inc., a Maryland corporation (the “Borrower”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 9, 2019 (as the same has been amended, restated, amended and restated, supplemented or otherwise modified prior to the effectiveness of this Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in accordance with Section 1.04(a)(i) of the Existing Credit Agreement, the Borrower has requested an amendment to the Existing Credit Agreement to eliminate the effects of the Accounting Standards Codification 326 – Financial Instruments – Credit Losses (“ASC 326”) for purposes of the computation of the financial ratio set forth in Section 6.13(a)(iii) of the Existing Credit Agreement (the “Specified Provision”);

WHEREAS, pursuant to Section 1.04(a)(i), the Borrower and the Administrative Agent must negotiate in good faith to enter into any amendment of the relevant affected provisions of the Existing Credit Agreement requested by the Borrower in accordance with Section 1.04(a)(i) (without the payment of any amendment or similar fee to the Lenders) to preserve the original intent thereof in light of such change in GAAP or the application thereof;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Existing Credit Agreement.
2.
Amendments to the Existing Credit Agreement. Subject to the conditions set forth in Section 3 below, the Existing Credit Agreement (excluding the Schedules, Exhibits and other attachments thereto as applicable) is hereby amended to:
(a)
amend and restate the definition of the “GAAP” in its entirety as follows:

“GAAP” means generally accepted accounting principles in the U.S. in effect and applicable to the accounting period in respect of which reference to GAAP is made; provided that the effects of ASC 326 shall be disregarded for purposes of determining Tangible Net Worth as of any date.

(b)
add the following defined term to Section 1.01 in appropriate alphabetical order:

“ASC 326” means Accounting Standards Codification 326 – Financial Instruments – Credit Losses.

3.
Effectiveness. This Amendment shall be effective when it has been executed by the Borrower and the Administrative Agent and when the Administrative Agent has received counterparts hereof which, when taken together, bear the signatures of each of the parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
4.
Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
5.
Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including by email as a “.pdf” or “.tif” attachment) shall effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” “delivery,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature page, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided, that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any electronic signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such electronic signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such electronic signature and (ii) upon the request of the Administrative Agent, any electronic signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Loan Parties, electronic signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment shall have the same legal effect, validity and enforceability as any paper original, (B) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Amendment in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect to any signature pages thereto and

(D) waives any claim against the Administrative Agent and/or any Lender of any of the foregoing for any liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of electronic signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of the Borrower to use any available security measures in connection with the execution, delivery or transmission of any electronic signature.

6.
Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
7.
Governing Law; Jurisdiction; WAIVER OF JURY TRIAL.

(a)
Governing Law. This Amendment and any claim, controversy or dispute arising under or related to this Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
(b)
JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL. SECTIONS 9.10(b), (c) AND (d) AND 9.11 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE MUTATIS MUTANDIS.
8.
Loan Document. For the avoidance of doubt, this Amendment is a Loan Document.
9.
Severability. To the extent permitted by applicable Requirements of Law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Remainder of page intentionally blank; signature pages follow

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

CLAROS MORTGAGE TRUST, INC.

as the Borrower

By: _ /s/J. Michael McGillis

Name: J. Michael McGillis

Title: President and Chief Financial Officer

IN WITNESS WHEREOF. the undersigned has executed this Amendment as of the date set fo1th above.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By /s/Alevtina Dudyreva

Name: Alevtina Dudyreva Title: Vice President